UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2025

OVID THERAPEUTICS INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38085	46-5270895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Ninth Avenue, 14th Floor New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 646-661-7661
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OVID	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Ovid Therapeutics Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) on December 11, 2025. As of October 31, 2025, the record date for the Special Meeting, there were 71,212,353 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), outstanding and entitled to vote on the proposals presented at the Special Meeting, of which 38,044,680 shares, or 53.42%, were present in person or represented by proxy at the meeting, which constituted a quorum. Summarized below are descriptions of the proposals voted on at the Special Meeting and the final results for each of the proposals. The proposals set forth below are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 7, 2025.
Proposal 1: Approval of the Increase in Authorized Shares of Common Stock
The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of the Company’s Common Stock from 125,000,000 to 315,000,000, by the votes set forth in the table below:

For	Against	Abstain
34,225,378	1,453,502	2,365,800
Proposal 2: Approval of the Conversion of Series B Preferred Stock and Exercise of the Series A Warrants and Series B Warrants
The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock upon the conversion of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), and the exercise of Series A Warrants to purchase shares of Common Stock and/or pre-funded warrants (the “Pre-Funded Warrants”) to purchase Common Stock (the “Series A Warrants”) and Series B Warrants to purchase shares of Common Stock and/or Pre-Funded Warrants (the “Series B Warrants”), by the votes set forth in the table below:

For	Against	Abstain
34,251,878	1,327,426	2,465,376
Proposal 3: Approval of the Issuance of Securities to Executive Officer, in Accordance with Nasdaq Listing Rule 5635(c)
The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(c), the issuance and sale of Series B Preferred Stock, Series A Warrants and Series B Warrants to Jeremy Levin, the Company’s Chief Executive Officer, pursuant to the Securities Purchase Agreement, dated October 2, 2025, by and between the Company and the investors party thereto, by the votes set forth in the table below:

For	Against	Abstain
34,335,202	1,225,141	2,484,337

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2025
OVID THERAPEUTICS INC.

	By:	/s/ Jeffrey Rona
Jeffrey Rona
Chief Business and Financial Officer